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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 9, 2005

                         OIL STATES INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                      001-16337               76-0476605
(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                   THREE ALLEN CENTER                       77002
               333 CLAY STREET, SUITE 4620                (Zip Code)
                     HOUSTON, TEXAS
        (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (713) 652-0582

                                 NOT APPLICABLE.
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     ITEM 7.01    REGULATION FD DISCLOSURE

     On June 9, 2005, an article (the "Article") about PTI Group Inc. ("PTI"), a wholly owned subsidiary of Oil States International, Inc. (the "Company"), appeared in the Edmonton Journal. The Article includes certain financial and operational projections.

     The forward-looking statements made in the Article regarding the financial and operational projections of PTI and its industry were, in part, attributed to an officer of PTI and the Company. Such statements, to the extent made by such officer, were unauthorized and do not reflect the views of the Company. In particular, the Article states that PTI expects revenues to reach C$800 million by 2010. The Company does not currently provide projections of PTI revenues for 2010, and investors therefore should not rely on any such projection attributed to PTI or the Company. The Article also contains a quote from the officer of PTI and the Company that PTI will manufacture 30 remote site sewage treatment plants this year. The Article contains another quote from the officer of PTI and the Company that, if the remote site sewage treatment plant technology provides consistent results, PTI intends to market such technology worldwide and expressed his belief that such technology could become a C$100 million to C$150 million per year business. PTI does not have extensive operating and financial results with such technology. Investors therefore should not rely on any such operational, marketing or financial projections for the sewage treatment plant business attributed to PTI or the Company.

     The Company has not historically provided annual revenue projections on a product line, segment or subsidiary basis and does not intend to do so in the future. This filing is being made only to correct certain unauthorized and inaccurate statements regarding PTI's expected revenues and does not represent a change in the Company's practices regarding the publication of revenue guidance. The Company does not undertake to update any of the forward-looking statements made herein.

     This filing contains forward-looking statements within the meaning of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are those that do not state historical facts and are, therefore, inherently subject to risks and uncertainties. The forward-looking statements included in this filing are based on current expectations and entail various risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the "Business" section of the Form 10-K for the year ended December 31, 2004 filed by the Company with the SEC on March 2, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   OIL STATES INTERNATIONAL, INC.


Date:  June 9, 2005                By: /s/ Robert W. Hampton
                                      ------------------------------------------
                                   Name:  Robert W. Hampton
                                   Title: Vice President Finance and Accounting